UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 12, 2009

LIONS GATE LIGHTING CORP.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-52401

(Commission File Number)

47-0930829

(IRS Employer Identification No.)

600 – 999 West Hastings Street, Vancouver, BC, Canada V6C 2W2

(Address of principal executive offices and Zip Code)

604.729.5759

Registrant's telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 12, 2009, we entered into a return to treasury agreement with Robert McIsaac, whereby Mr. McIsaac agreed to return 550,000 shares of our common stock that he owns to the treasury of our company for the sole purpose of retiring such shares.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 12, 2009, Robert McIsaac resigned as a director of our company.

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Item 9.01 Financial Statements and Exhibits.

10.1	Return to Treasury Agreement dated May 12, 2009 with Robert McIsaac
99.1	News Release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIONS GATE LIGHTING CORP.

By: /s/ Robert Fraser

Robert Fraser
President, Chief Executive Officer
and a Director
Dated: May 12, 2009

CW2538648.1